Summary Prospectus March 1, 2017

JPMorgan International Unconstrained Equity Fund

Class/Ticker:     R2/IUERX     R5/IUEFX     R6/IUENX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2017 , are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	3.17	2.89	0.32
Shareholder Service Fees	0.25	0.05 *	NONE
Remainder of Other Expenses	2.92	2.84	0.32
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	4.38	3.60	1.03
Fee Waivers and Expense Reimbursements [1]	(2.88)	(2.80)	(0.28)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.50	0.80	0.75

*	Effective 4/3/17, the “Shareholder Service Fees” for Class R5 Shares will increase to 0.10%.
1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.50%, 0.80% and 0.75% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	153	1,065	1,989	4,348
CLASS R5 SHARES ($)	82	842	1,625	3,678
CLASS R6 SHARES ($)	77	300	541	1,234

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies

The Fund may utilize currency forwards (including non-deliverable rewards) to manage currency exposures, where practical, for the purpose of risk management, including hedging non-dollar currency exposure back to the U.S. dollar. The Fund may also use exchanged-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets”. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of cer-

tain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index, Ex-U.S. (net of foreign withholding taxes) and the Lipper International Large Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	14.39%
Worst Quarter	3rd quarter, 2015	–11.41%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Life of Fund (since 11/30/11)
CLASS R6 SHARES
Return Before Taxes	0.79%	7.62%	7.10%
Return After Taxes on Distributions	0.24	6.40	5.91
Return After Taxes on Distributions and Sale of Fund Shares	0.97	5.87	5.46
CLASS R2 SHARES
Return Before Taxes	0.06	6.81	6.30
CLASS R5 SHARES
Return Before Taxes	0.74	7.56	7.04
MSCI ALL COUNTRY WORLD INDEX, EX-U.S.
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes)	4.50	5.00	4.69
LIPPER INTERNATIONAL LARGE CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(0.70)	5.96	5.33

After-tax returns are shown only for Class R6 Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Shane Duffy	2011	Managing Director
Tom Murray	2011	Managing Director

Purchase and Sale of Fund Shares

Purchase Minimums

There is no minimum or maximum purchase requirements with

respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This Page Intentionally Left Blank.

SPRO-IUE-R2R5R6-317